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Exhibit 10.83

                     1998 NON-INCENTIVE STOCK OPTION PLAN

                         VIMRX PHARMACEUTICALS INC./*/


                                      FOR

                      DIRECTORS, EMPLOYEES AND CONSULTANTS

                                       OF

                         NEXELL THERAPEUTICS INC./**/
                     (AS AMENDED THROUGH DECEMBER 31, 2000
                 AND AS ADJUSTED TO REFLECT THE JUNE 15, 2000
                     1 FOR 4 REVERSE STOCK SPLIT OF VIMRX)


1.  Purpose of Plan.
---------------------
The purpose of this Non-Incentive Stock Option Plan ("Plan") is to further the growth and development of Nexell Therapeutics Inc. (collectively with its subsidiaries, "Nexell"), a majority owned subsidiary of VIMRX Pharmaceuticals Inc. ("VIMRX"), by encouraging selected employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to Nexell's success to obtain a proprietary interest in Nexell through the ownership of Nexell's common stock, $.001 par value ("Nexell Common Stock") by granting them options to purchase Nexell Common Stock, thereby providing such persons with an added incentive to promote the best interests of Nexell and affording Nexell a means of attracting to its service persons of outstanding ability. The Plan provides that, under the circumstances specified herein, the options granted under the Plan shall be exercisable for VIMRX's common stock, $.001 par value ("VIMRX Common Stock") in lieu of Nexell Common Stock.


2.  Stock Subject to the Plan.
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       (a) An aggregate of (i) 250,000 shares of Nexell Common Stock and (ii)
       750,000 shares of VIMRX Common Stock have been reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options" and the shares of Nexell Common Stock or VIMRX Common Stock, as the case may be, issuable upon exercise of an Option, the "Option Shares") subject, however, in each case, to adjustment or change pursuant to paragraph 12 hereof.

       (b) Shares issued upon exercise of Options, whether shares of Nexell Common Stock or VIMRX Common Stock, may, in whole or in part as the Committee shall from time to time determine, be authorized but unissued shares or issued shares which have been reacquired by Nexell or VIMRX, as the case may be. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan. Unless the context otherwise requires, the term "Common Stock" shall refer to Nexell Common Stock or VIMRX Common Stock, as the case may be, for which the Option shall then be exercisable.

3.  Administration.
--------------------
       (a) The Plan shall be administered by a committee appointed by the Board of Directors of VIMRX from among its members or by the Board itself; upon the occurrence of a Nexell IPO, or upon VIMRX ceasing to be a majority owner of Nexell, the Plan shall be administered by a committee appointed by the Board of Directors of Nexell from among its members or by the Board itself. As used herein, the term "Committee" shall mean the committee actually administering the Plan, which shall be composed of two or more Directors who, to the extent practicable, shall be "outside directors" as defined in regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-employee directors" as defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended. Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof as the Board of Directors of VIMRX or Nexell, as the case may be, shall confer and delegate, which Board shall have the power at any time to fill vacancies in, to change the membership of, or to discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the

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       *  now known as Nexell Therapeutics, Inc.

       ** now known as Nexell of California, Inc.
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       Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors of VIMRX or Nexell, as the case may be, at the meeting next succeeding.

       (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom, and the time or times at which, Options shall be granted; the number of shares to be subject to each such Option; the provisions regarding exercisability of each Option; the expiration date of each Option; whether the Option shall contain a "cashless exercise" provision; whether an Option shall have limited transferability as permitted under the Plan; and whether an Option granted to a non-employee shall terminate following the non-employee's termination of engagement in performing services for Nexell pursuant to Section 9 of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to Nexell's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating thereto; to determine the terms and provisions of a stock option grant to an option holder, which shall be evidenced by a Certificate delivered to such holder; to amend the provisions of outstanding Options to provide for accelerated exercisability or the extension of the expiration date of such Options; and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

       (c) The Board of Directors of VIMRX or Nexell, as the case may be, may administer the Plan in lieu of and with the same powers as the Committee, provided that such administration is consistent with the provisions of
       Section 162(m) of the Code.


4.  Eligibility for Receipt of Options.
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       (a) Options may be granted to any employee, director, consultant, agent, independent contractor and other person whom the Committee determines will contribute to Nexell's success.

       (b) The maximum number of shares of Nexell Common Stock subject to Options which may be granted under the Plan during any calendar year to any employee of Nexell is 31,250 shares.


5.  Option Price.
------------------
       (a) The purchase price per share of Nexell Common Stock under each Option shall be determined by the Committee, whose determination shall be conclusive and not subject to review.

       (b) For purposes of the Plan, unless the Committee determines otherwise, the "fair market value" of a share of Nexell Common Stock as of a certain date shall be the closing sale price of such Common Stock on The Nasdaq Stock Market or, if such Common Stock is not then traded on The Nasdaq Stock Market, such national securities exchange on which such Common Stock is then traded, on the trading date immediately preceding the date the fair market value is being determined. In the event such Common Stock is not publicly traded, the Committee may make such determination of fair market value based on such factors as it shall deem appropriate.

       (c) For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee by resolution duly authorizes the grant of such Option.


6.  Term of Options.
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The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided, but in no event more than ten years from the date the Option is granted.


7.  Exercise of Options.
-------------------------
       (a) Each Option shall be exercisable for Nexell Common Stock as set forth in a Certificate delivered to the option holder; provided, however, that in the event (i) Nexell is a majority owned subsidiary of VIMRX on March 31, 2001, and an initial public offering of Nexell Common Stock under the Securities Act of 1933, as amended ("Nexell IPO"), shall not have been effected on or before such date or (ii) prior to March 31, 2001, Nexell shall have merged with VIMRX or VIMRX shall have acquired all of the issued and outstanding capital stock of Nexell, or (iii) the Committee shall have determined that it is necessary or desirable in order to comply with any applicable federal or state securities law, then, upon any such occurrence, each Option shall be exercisable for shares of VIMRX Common Stock in lieu of Nexell Common Stock at the rate of three shares of VIMRX Common Stock for
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       each share of Nexell Common Stock purchasable under the Option at an exercise price per share of VIMRX Common Stock equal to one-third of the exercise price per share of Nexell Common Stock set forth in the Certificate.

       (b) An Option shall be exercisable to the extent and on the terms and conditions determined by the Committee, but in no event shall an Option be exercisable prior to March 31, 2001, unless prior thereto (i) a Nexell IPO shall have been effected or (ii) Nexell shall have merged with VIMRX or VIMRX shall have acquired all of the issued and outstanding capital stock of Nexell, in which event VIMRX Common Stock, in lieu of Nexell Common Stock, shall thereupon be issuable upon exercise of the Option.

       (c) An Option may not be exercised for fractional shares.

       (d) Except as provided in paragraphs 9, 10 and 11 hereof, and unless determined otherwise by the Committee, no Option shall be exercisable unless the holder thereof shall have been an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for Nexell continuously from the date of grant to the date of exercise.

       (e) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the holder's then present intention to acquire the Option Shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the Option Shares shall have been declared effective by the Securities and Exchange Commission) and payment for the full purchase price of the Option Shares. The Committee may, in its discretion, include a "cashless exercise" provision in the applicable Certificate, in which event the holder will be permitted to deliver shares of Nexell Common Stock or VIMRX Common Stock, as the case may be, with a fair market value equal to the full purchase price of the Option Shares being exercised as payment therefor.

       (f) The holder of an Option shall have none of the rights of a stockholder with respect to the Option Shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

       (g) The proceeds received by Nexell or VIMRX, as the case may be, upon exercise of an Option shall be added to the working capital of Nexell or VIMRX, as the case may be, and be available for general corporate purposes.


8.  Transferability of Options.
--------------------------------
No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder, provided, however, that the Committee may provide for transferability of an Option to the holder's family members or family trusts.


9.  Termination of Employment or Engagement.
---------------------------------------------
       (a) Except as provided in paragraph (b) below, in the event the employment of the holder of an Option shall be terminated for any reason other than by reason of death or permanent and total disability, or the engagement of a non-employee holder of an Option shall be terminated for any reason, such holder may, within three months from the date of such termination, exercise such Option to the extent such Option was exercisable by the holder at the date of such termination; provided, however, the Committee, in its discretion, may establish other termination provisions with respect to an Option granted to a non-employee. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan. In addition, at the discretion of the Committee, the exercisability of an outstanding Option may be extended to a date determined by the Committee but not beyond ten years from the date of grant.

       (b) Nothing in the Plan or in any Certificate delivered to an option holder pursuant hereto shall confer upon any holder any right to continue in the employ of Nexell or obligate Nexell to continue the engagement of any holder or interfere in any way with the right of Nexell to terminate such holder's employment or engagement at any time.


10.  Disability of Holder of Option.
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If the employment of the holder of an Option shall be terminated by reason of such holder's permanent and total disability, such holder may, within twelve months from the date of such termination, exercise such option to the extent such Option was
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exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.


11.  Death of Holder of Option.
--------------------------------
If the holder of any Option shall die while in the employ of, or while performing services for, Nexell (or within six months following termination of due to permanent and total disability), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment due to permanent and total disability) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within twelve months from the date of death, but in no event subsequent to the expiration date of the Option.


12.  Adjustments Upon Changes in Capitalization.
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If at any time after the date of grant of an Option, Nexell or VIMRX shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise (other than through the merger of Nexell into VIMRX), change its shares of common stock into a different number or kind or class of shares or other securities or property, then the number of shares of Nexell or VIMRX, as the case may be, covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee whose determination thereon shall be conclusive.


13.  Acceleration of Exercisability Upon Change in Control.
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Upon the occurrence of a "change in control" of Nexell (as defined below), all outstanding Options shall become immediately fully exercisable. For purposes of the Plan, a "change in control" of Nexell shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used Sections 13(d) and 14(d)(2) of the Exchange Act of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power in the election of directors of the then outstanding securities of Nexell or any successor of Nexell; (ii) the termination of service of directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors of Nexell or any successor of Nexell, for any reason other than death, permanent and total disability or retirement, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of Nexell or any successor of Nexell of any merger, consolidation, or statutory share exchange as a result of which the Nexell Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with VIMRX or a wholly-owned subsidiary of VIMRX) or liquidation of Nexell or any successor of Nexell, or any sale or disposition of 80% or more of the assets or earning power of Nexell or any successor of Nexell, except to VIMRX; or (iv) approval by the stockholders of Nexell of any merger, consolidation, or statutory share exchange to which Nexell is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Board of Directors of VIMRX or Nexell, as the case may be, deems otherwise.


14.  Issuance of Rights Under Options.
---------------------------------------
Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee, the Board of Directors of VIMRX or Nexell, as the case may be, or the stockholders of VIMRX or Nexell, as the case may be, shall constitute the issuance of any rights under any Option. The issuance of such rights shall take place only upon the delivery of a written Certificate by and on behalf of Nexell and/or VIMRX, as the case may be, to the person to whom the Option shall be granted, setting forth the terms and provisions of the option granted.


15.  Withholding Taxes.
------------------------
Whenever under the Plan shares are to be issued in satisfaction of the exercise of Options granted thereunder, Nexell or VIMRX, as the case may be, shall have the right to require the recipient to remit an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.


16.  Termination and Amendment.
--------------------------------
This Plan is subject to approval by the stockholders of VIMRX, shall terminate on December 31, 2007, and no Option shall be granted under the Plan after such date. The Board of Directors of VIMRX or Nexell, as the case may be, may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable, provided,
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however, that approval of the shareholders of Nexell (in the event that at such time options to purchase only shares of Nexell Common Stock are issuable under this Plan) and/or VIMRX (in the event that at such time options to purchase only shares of VIMRX Common Stock are issuable under this Plan) or Nexell and VIMRX (in the event that at such time options to purchase shares of Nexell Common Stock, or in the alternative, shares of VIMRX Common Stock, are issuable under this Plan) shall be required:

          (i) to increase the number of shares reserved for issuance under the Plan;

          (ii) to materially increase the benefits accruing to participants under the plan

          (iii) to materially modify the requirements of eligibility for participation in the Plan; or

          (iv) if otherwise required to comply with the incentive stock option provisions of Section 162(m) of the Code or the listed company requirements of The Nasdaq Stock Market or of a national securities exchange on which the Option Shares are then traded, and, provided, further, that no modification or amendment shall adversely affect the rights of a holder of an Option previously granted under the Plan without such holder's written consent.